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                                                        Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
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PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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In connection with the Quarterly Report of A.P. Pharma, Inc. (the "Company")
on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael O'Connell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Michael O'Connell
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Michael O'Connell,
Chief Executive Officer


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
------------------------------------------------------------
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
---------------------------------------------------------

In connection with the Quarterly Report of A.P. Pharma, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gordon Sangster, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Gordon Sangster
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Gordon Sangster,
Chief Financial Officer